UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 24, 2020

THE FIRST BANCORP, INC.
(Exact name of Registrant as specified in charter)

Maine
(State or other jurisdiction of incorporation)

0-26589	01-0404322
(Commission file number)	(IRS employer identification no.)

Main Street	Damariscotta	Maine	04543
(Address of principal executive offices)			(Zip Code)
(207) 563-3195
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is
intended to simultaneously satisfy the filing obligations
of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuit to Section 12(b) of the Exchange Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

Item 8.01 Other Events            Page 1

Item 9.01 Financial Statements and Exhibits.        Page 1

Signatures                     Page 2

Exhibit Index                Page 3

Item 8.01 Other Events.

On September 24, 2020, the Registrant issued the press release filed herewith as Exhibit 99.1 announcing the declaration of a cash dividend.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(d) Exhibits.
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The following Exhibit is being furnished herewith:

99.1 Registrant's Press Release dated September 24, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FIRST BANCORP, INC.

By: /s/ Richard M. Elder
---------------------
Richard M. Elder
Executive Vice President & Chief Financial Officer
September 24, 2020

Exhibit Index
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Exhibit
Number Description of Exhibit
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99.1 Registrant's Press Release dated September 24, 2020